Exhibit 10.26

RREEF PROPERTY TRUST, INC.
c/o Deutsche Asset and Wealth Management
101 California Street, 24th Floor
San Francisco, CA 94111
Attention: Eric Russell

March 22, 2016

BY FEDERAL EXPRESS AND ELECTRONIC MAIL

Wells Fargo Bank, National Association
10 South Wacker Dr.
Suite 3200
Chicago, IL 60606
Attention: Jeff Goodman

Re:
Revolving Loan Agreement dated March 6, 2015 (as amended, restated or modified prior to the date hereof, the “Loan Agreement”) by and among RPT 1109 Commerce Boulevard, LLC, RPT Anaheim Hills Office Plaza, LLC, RPT Heritage Parkway, LLC, RPT Terra Nova Plaza, LLC, and RPT Wallingford Plaza, LLC, each a Delaware limited liability company (each of the foregoing five entities, collectively, “Original Borrowers”), Wells Fargo Bank, National Association, as Administrative Agent (“Agent”) and the Lenders party thereto.

Ladies and Gentlemen:

Reference is hereby made to the Loan Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Original Borrowers and RPT Loudoun Gateway I, LLC, a Delaware limited liability company (“Subsequent Borrower”; and together with the Original Borrowers, “Borrowers”) hereby request and agree that, effective as of December 31, 2015 (notwithstanding the date of this letter), the definition of “Tangible Net Worth” in the Loan Agreement be amended, restated and replaced in its entirety as follows:

“Tangible Net Worth” means, as of a given date, the difference between: (a) the aggregate value of the following assets of Guarantor as of such date: cash, investment securities, investment loans, real estate, and current receivables (excluding straight line rent), in each case as determined on a cost basis, except for real estate assets, the value of which shall be the lesser of: (i) the cost of such real estate asset; and (ii) the independent appraised value of each such real estate asset as determined by Guarantor's independent valuation advisor or other independent advisor; and (b) Guarantor's aggregate liabilities as of such date, as determined on a GAAP basis, but excluding intangible liabilities related to real estate.

Please sign and return the acknowledgment attached hereto as evidence of Agent’s agreement to the above-described amendment. Except as expressly modified herein, all of the terms and conditions of the Loan and the Loan Documents shall remain in full force and effect and unmodified hereby. Except as expressly provided herein, nothing in this letter shall alter or affect any provision, condition, or covenant contained in the Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified by this letter agreement.     Borrowers and, by its execution of this letter, Guarantor, each hereby ratifies and reaffirms its payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Loan Documents to which it is a party.

This letter agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
Sincerely,
BORROWERS

RPT WALLINGFORD PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title:     Assistant Treasurer

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title:     Assistant Treasurer

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title:     Assistant Treasurer

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RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title: Assistant Treasurer

RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title: Assistant Treasurer

RPT LOUDOUN GATEWAY I, LLC, a Delaware limited liability company

By:    /s/ Eric Russell
Name: Eric Russell
Title: Vice President & Treasurer

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The undersigned Guarantor joins in the execution and delivery of this letter as of the date first above written, for the purposes set forth in this letter.

GUARANTOR
RREEF Property Trust, Inc.,
a Maryland corporation

By:    /s/ Eric Russell
Name: Eric Russell
Title: Chief Financial Officer & Vice President

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ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:
AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Emily Cassato
Name:    Emily Cassato
Title:    Vice President

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